Exhibit 10.6

                             OFFICE RENTAL AGREEMENT
                             -----------------------




THIS AGREEMENT made as at the 15th day of February, 2003.

BETWEEN

                  ONE MAN AD  MACHINE  LTD. a company duly incorporated pursuant
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                  to the laws of the Province  of  British  Columbia,  having an office at 355 Burrard Street Suite 1100, Vancouver, British Columbia, V6C 2G8

                  (the "Sublessor")

                                                               OF THE FIRST PART

AND

                  ACHIEVERS PUBLISHING INC. a company duly incorporated pursuant
                  ------------------------
                  to the laws of the Province of British Columbia, having an office at 355 Burrard Street, Suite 1100, Vancouver, British Columbia, V6C 2G8

                  (the "Tenant")

                                                              OF THE SECOND PART

WHEREAS the Tenant is desirous of renting office space from the Sublessor in accordance with the terms set forth in this agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH that for and in consideration of the charges payable and the mutual promises and covenants referred to herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


1.0      PROVISION OF OFFICE SPACE

1.1 The Sublessor agrees to provide to the Tenant, and the Tenant takes for its exclusive use for the purpose of carrying on the business of administering its affairs as a public company and for no other purpose, the office space provided and designated by the Sublessor, at 355 Burrard Street, Suite 1100, Vancouver, British Columbia, V6C 2G8 (the "Office"), together with the use in common with other tenants of the reception areas, hallways, entrance hall, and other common areas, (the "Premises") subject to the rules and regulations set down from time to time by the Sublessor and the terms of this agreement.


2.0      THE SUBLESSOR'S COVENANTS AND AGREEMENTS

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2.1      The Sublessor covenants and agrees to provide:

A.       Use of a furnished office on the Premises.

B. Boardroom facilities if available, in common with other tenants, on a first come, first serve basis by reserving with the receptionist, in advance.

C.       Heat, light, and air conditioning.

D.       Bi-weekly janitorial services.

E. The use of fixtures and furniture in common areas and the use of the business equipment as specified in Schedule "A", fees herein attached.

F. The Tenant's name on the building directory, or such name as the Tenant chooses, at the Tenant's cost.

G.       Coffee and tea during business hours.

H.       A daily newspaper and assorted magazines.

I. Secretarial services and word processing of 20 hours per month, provided when staff available. Additional hours will be provided on request at fees set forth as per Schedule "A", herein attached.

J. Receptionist from 8.00 a.m. to 5.00 p.m., Monday through Friday, statutory holidays excepted.

K. Photocopying and mailing at up to 5.00 p.m. daily. Postage charges apply at a cost as per Schedule "A".

L. A telephone line on the Sublessor's existing Meridian Norstar system together with a touch tone telephone. Telephone/facsimile services at the rates set forth in Schedule "A" or as set by the Sublessor from time to time upon 30 days written notice one time per year.

M. The use of two computers and a laser printer installed on the Premises. All upgrades, if necessary, to the computer equipment will be done upon the Tenant's request. The Tenant agrees to pay all costs related to the computer equipment upgrade per invoice provided by the Sublessor.

3.0      THE TENANT'S COVENANTS AND AGREEMENTS

3.1      The Tenant covenants and agrees as follows:

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                                      -3-

A. On the 1st of each and every month during the term of this agreement, to pay monthly rent of $1,500, including G.S.T., in advance, together with all outstanding charges and disbursements whether billed monthly or otherwise as per Schedule "A", or as agreed in writing.

B.       To  pay   interest   of  2.0%   per  month  on  any  invoiced  charges,
         disbursements or service fees, including interest on interest charges which are outstanding for more than 30 days.

C. To pay any taxes or license fees assessed against the Tenant or that portion of the Premises occupied by them as additional rent.

D. To pay telephone installation, line rental, toll charges and any other charges that may be directly or indirectly related.

E. To provide free reasonable access to the Premises to the Sublessor's employees.

F. To take all reasonable care and precautions in the use and occupation of the Premises and furniture and effects therein, and at the end of the term hereof, deliver up the Premises and the Sublessor's equipment and furniture in the same condition they were in at the start of this agreement (normal wear and tear excluded).

G. Not to carry on, suffer or permit to be carried on any business or occupation or activity that may be deemed a nuisance or annoyance to the Sublessor at its sole discretion.

H. To provide the Sublessor with a security deposit equal to two months' rent. The Sublessor is hereby authorized to, at any time, apply the deposit to any charges owing by the Tenant with the balance to be returned to the Tenant within thirty (30) days of the termination of this agreement.

I. To comply with all laws and governmental regulations, and with the office building and the Sublessor's regulations as may be set from time to time.

J. Not to assign or transfer its rights without the Sublessor's express written consent.

K. If the Tenant makes an act of insolvency or is adjudged bankrupt, or takes the benefit of any act for bankrupt or insolvent debtors, or if the Premises are used for any purpose other than that set forth in paragraph 1.1, then, at the Sublessor's option, the next month's payment shall become due and payable.

L.       The Tenant will notify the Sublessor  of employees  and consents to the
         Sublessor's   arbitrarily   refusing  to  allow  employees to be on the
         property.

M. If any instalment of payment is in arrears of five days, whether formally demanded or not, or if the Tenant shall breach any covenant herein, then the Sublessor may, at its sole option, re-enter the

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                                      -4-

         Office, and the monthly service fees and any other applicable charges or disbursements for the balance of the term shall become due and payable.

N. The Tenant indemnifies the Sublessor against any and all claims, actions, damages, liability and expense of any kind whatsoever including in connection with loss of life or personal injury for which the Tenant may be or is adjudged liable by a competent jury that may occur on the Premises.


4.0      ACKNOWLEDGEMENTS

4.1 The Tenant hereby acknowledges that it is responsible for insuring its business and assets and that the Sublessor has not insured the Tenant's assets or business.


5.0      GENERAL PROVISIONS

5.1      Time shall be of the essence of this Agreement.

5.2 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

5.3 The parties will execute and deliver all such further documents and instruments and do all such further acts and things as may be required to carry out the full intent and meaning of this Agreement and to effect the transactions contemplated hereby.

5.4 The provisions herein contained constitute the entire agreement between the parties and supersede all previous understandings, communications, representations and agreements, whether written or oral, between the parties with respect to the subject matter of this Agreement.

5.5 This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

5.6 In this Agreement wherever the singular or masculine is used the same shall be deemed to include the plural, feminine or body politic or corporate and successors and assigns of the parties hereto and each of them where the context so require.

5.7 Any reference to money or payment of money in this agreement shall be a reference to lawful money or legal tender of Canada.

5.8 This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

5.9 Any notice required or permitted to be given under this Agreement will be in writing and may be given by personal service and addressed to the proper party at the address stated below, or such other address as the parties may advise in writing:

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                                      -5-

         TO:                ONE MAN AD MACHINE LTD.
                         355 Burrard Street, suite 1100
                           Vancouver, British Columbia
                                     V6C 1L6


         TO:                ACHIEVERS PUBLISHING  INC.
                         355 Burrard Street, suite 1100
                           Vancouver, British Columbia
                                     V6C 1L6


6.0      SUBLEASE

6.1 The Tenant hereby acknowledges that the Sublessor holds its interest in the Premises by lease and hereby agrees to not do any act which may constitute a breach of that lease and hereby indemnifies the Sublessor for any loss or damage caused by any act or failure to act by it or its employees which constitutes a breach of the lease and the agreement shall immediately terminate and the Tenant will, within two business days of receiving a notice in writing of the exercise by the Sublessor of its rights under this agreement, vacate the Premises, failing which its assets and property on the Premises become the assets and property of the Sublessor and the Sublessor will be entitled to all other remedies at law or under this Agreement.


7.0      TERM

7.1 This agreement is for a term of 6 months commencing on the day first above written and thereafter on a month-to-month basis.

7.2 This agreement may be terminated by the Sublessor by giving one month's clear written notice to the Tenant, or immediately for cause.

7.3 This agreement may be terminated by the Tenant by giving 2 months clear written notice to the Sublessor, following the six month term, provided however that all terms of this agreement have been complied with by the Tenant to the Sublessor's satisfaction.


8.0      CONFIDENTIALITY

8.1 The Tenant agrees to keep all matters confidential not relating to its affairs which it may become aware of in the Premises or through its

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         presence in the Office and agrees to cause its officers,  directors and
         Employees to sign any confidentiality agreement and related indemnity presented to the Tenant by the Sublessor.




WITNESS WHEREOF the parties hereto have hereunto set their hands and seals as of the day and year first written.


ONE MAN AD MACHINE LTD.

Per: /s/ Arto Tavukciyan
-----------------------------
Authorized Signatory


ACHIEVERS PUBLISHING INC.

Per:  /s/ Arto Tavukciyan
-----------------------------
Authorized Signatory


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                                  SCHEDULE "A"


                             ONE MAN AD MACHINE LTD.

                            Schedule of Service Fees

                           Effective February 15, 2003


     Photocopying                              $0.20/copy

     Mail Service                              at cost

     Courier Service                           at cost

     Stationary Supplies                       at cost

     Telephone                                 long distance charges plus
                                               applicable mark-up

     Facsimile (local + incoming)              $1.00 per page

     Facsimile (long distance outgoing)        $1.00 per page plus long distance
                                               charges plus applicable mark-up

     Word Processing                           $50.00 per hour